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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ________________________

                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): June 18, 1999


                              ACTUATE CORPORATION
            (Exact name of registrant as specified in its charter)


         Delaware                      0-24607                  94-3193197
         --------                      -------                  ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)



             999 Baker Way, Suite 270 San Mateo, California 94404
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (650) 425-2300

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                              Actuate Corporation

                               Table of Contents



  Item 7.  Financial Statements and Exhibits...........................   3


  Signatures ..........................................................   5
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Item 7.  Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired

          Included as Exhibit 99.01 hereto, and incorporated herein by reference, is a copy of the audited consolidated financial statements of Actuate Holdings, B.V. ("Actuate BV") as of December 31, 1998 and 1997 and for each of the years ended December 31, 1998 and 1997.

          Included as Exhibit 99.02 hereto, and incorporated herein by reference, is a copy of certain unaudited consolidated condensed financial statements of Actuate BV as of June 18, 1999 and for the period from January 1, 1999 to June 18, 1999 (date of acquisition) and six months ended June 30, 1998. The unaudited consolidated condensed financial statements of Actuate BV are incomplete as they were prepared solely for purposes of preparing pro forma condensed consolidated statements of operations data and do not include all of the information required by Regulation S-X for the full quarterly financial statements, such as footnotes.

          (b)  Pro Forma Financial Statements

          Included as Exhibit 99.03 hereto, and incorporated herein by reference, is a copy of the pro forma condensed combined consolidated financial information with respect to the acquisition of Actuate BV by us (the "Acquisition"), which combines Actuate Corporation's ("Actuate") statement of operations for the fiscal year ended December 31, 1998, six months ended June 30, 1999 and six months ended June 30, 1998 with Actuate BV's statements of operations for fiscal year ended December 31, 1998, for the period from January 1, 1999 to June 18, 1999 (date of acquisition) and six months ended June 30, 1998, respectively, as if the acquisition had occurred on January 1, 1998.

          (c)  Exhibits:

          The following exhibits are filed herewith:

           Exhibit   Description
           -------   -----------

            2.1 Form of Stock Purchase Agreement dated June 4, 1999, among Actuate Corporation, Actuate Holding B.V. and the stockholders of Actuate Holding B.V.*

          23.01      Consent of Ernst & Young Entrepreneurs, Independent
                     Auditors

          99.01 Audited Consolidated Financial Statements of Actuate BV as of December 31, 1998 and 1997, and for the years ended December 31, 1998 and 1997.

          99.02 Unaudited condensed consolidated balance sheet as of June 18, 1999 and statements of operations and cash flows for the period
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                     from January 1, 1999 to June 18, 1999 and six months ended
                     June 30, 1998.

          99.03 Pro forma condensed consolidated combined statement of operations information for the six months ended June 30, 1999 and 1998 and for the fiscal year ended December 31, 1998.

__________________________
* Previously filed.
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                                  SIGNATURES
                                  ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Actuate Corporation


Date:  August 27, 1999                  /s/  William P. Garvey
                                        ---------------------------------
                                        William P. Garvey
                                        General Counsel
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                                 EXHIBIT INDEX



          Exhibit   Description
          -------   -----------

            2.1 Form of Stock Purchase Agreement dated June 4, 1999, among Actuate Corporation, Actuate Holding B.V. and the stockholders of Actuate Holding B.V.*

          23.01     Consent of Ernst & Young Entrepreneurs, Independent Auditors

          99.01 Audited Consolidated Financial Statements of Actuate BV as of December 31, 1998 and 1997, and for the years ended December 31, 1998 and 1997.

          99.02 Unaudited condensed consolidated balance sheet as of June 18, 1999 and statements of operations and cash flows for the period from January 1, 1999 to June 18, 1999 and six months ended June 30, 1998.

          99.03 Pro forma condensed consolidated combined statement of operations information for the six months ended June 30, 1999 and 1998 and for the fiscal year ended December 31, 1998.

____________________________
*  Previously filed.